UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2011

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW
New Prague, MN 56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The information in Item 5.02 is incorporated by reference into this Item 1.01 as if fully set forth herein.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2012 Annual Meeting of Shareholders of Electromed, Inc. (the “Company”), shareholders approved the Electromed, Inc. 2012 Stock Incentive Plan (the “2012 Plan”). The 2012 Plan permits the grant of non-qualified stock options and restricted stock units to the Company’s employees (including officers), directors, and consultants. The maximum aggregate number of shares of common stock reserved and available for awards under the 2012 Plan is 200,000. Shares subject to awards granted under the 2012 Plan that expire or are terminated or forfeited for any reason will remain in the pool of shares available for issuance under the 2012 Plan. The 2012 Plan became effective upon approval by the Company’s shareholders and will terminate at midnight on December 31, 2016, or such earlier time as permitted by the 2012 Plan. No awards have yet been made under the 2012 Plan. The full text of the 2012 Plan is set forth in Exhibit 10.1 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Shareholders of the Company was held on November 11, 2011. The votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1—The shareholders approved setting the number of directors at seven (7).

For	4,987,178
Against	16,733
Abstain	21,872
Broker Non-Vote	N/A

Proposal No. 2—The shareholders elected each of the seven nominees to the Board of Directors to serve until the next annual meeting of shareholders.

	For	Withheld	Broker Non-Vote
Stephen H. Craney	3,636,673	35	1,389,075
William V. Eckles	3,636,673	35	1,389,075
Thomas M. Hagedorn	3,636,118	590	1,389,075
Craig N. Hansen	3,636,118	590	1,389,075
Robert D. Hansen	3,636,673	35	1,389,075
Darrel L. Kloeckner	3,636,673	35	1,389,075
Dr. George H. Winn	3,634,458	2,250	1,389,075

Proposal No. 3—The shareholders approved the Electromed, Inc. 2012 Stock Incentive Plan.

For	3,118,427
Against	443,991
Abstain	74,290
Broker Non-Vote	1,389,075

Proposal No. 4—The shareholders ratified the appointment of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012.

For	5,007,645
Against	885
Abstain	17,253
Broker Non-Vote	N/A

Item 9.01	Financial Statements and Exhibits.
	(a)	Financial statements: None.
	(b)	Pro forma financial information: None.
	(c)	Shell company transactions: None.
	(d)	Exhibits:
		10.1	Electromed, Inc. 2012 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electromed, Inc.

Date: November 15, 2011	By: /s/ Jeremy T. Brock
	Name:	Jeremy T. Brock
	Title:	Chief Financial Officer

EXHIBIT INDEX

Electromed, Inc.

Form 8-K Current Report

Exhibit
Number	Description
10.1	Electromed, Inc. 2012 Stock Incentive Plan